Nature of Operations	12 Months Ended
Dec. 31, 2024
Nature Of Operations [Abstract]
Nature of Operations
1. Nature of Operations

Teck Resources Limited and its subsidiaries (Teck, we, us or our) are engaged in mining and related activities including research, exploration and development, processing, smelting, refining and reclamation. Our major products are copper and zinc. We also produce lead, precious metals, molybdenum, fertilizers and other metals. Metal products are sold as refined metals or concentrates. We completed the sale of our steelmaking coal business, Elk Valley Resources (EVR), in 2024 and the sale of our oil sands business, Fort Hills, in 2023 (Note 5).
Teck is a Canadian corporation and our registered office is at Suite 3300, 550 Burrard Street, Vancouver, British Columbia, Canada, V6C 0B3.